Other gains, net (Tables)	6 Months Ended
Jun. 30, 2026
Other Gains Losses [Abstract]
Summary of Other (losses)/gains, net

	Six months ended June 30,
	2025	2026
	RMB’million	RMB’million
Gain on deemed disposal (note i)	2,373	—
Dividends from investments	92	107
Government grants and tax rebates (note ii)	20	53
Fair value changes of consideration liabilities related to acquisition (note 25)	—	28
Fair value change of investments	39	11
Net gains in relation to equity investments	3	2
Others (note iii)	44	17

	2,571	218

Note i: As at December 31, 2024, the Group held 10% equity interest in a consortium led by Tencent and the consortium held 20% equity interest in Universal Music Group(“UMG”). With the Group’s ability to exercise significance influence on the consortium, the Group accounted for the investment as investments accounted for using equity method. In March 2025, the consortium completed a transfer of the UMG shares held by the consortium to its members through distribution-in-kind.
Following the distribution, the Group held directly 2% equity interests in UMG and the Group designated the investment as financial assets at fair value through other comprehensive income. The gain with amount of RMB2,373 million on deemed disposal of investment accounted for using equity method was recognized during the six months ended June 30, 2025.
Note ii: There are no unfulfilled conditions or contingencies related to these subsidies.
Note iii: During the six months ended June 30, 2025 and 2026, sharing of ADS service fee with amount of RMB34 million and RMB30 million, respectively, were included in others.